                                                                     Exhibit 99

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ FREDERICK F. CRIPE
------------------------------
FREDERICK F. CRIPE
Director, Chairman & Chief
Executive Officer

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ LAWRENCE W. DAHL
------------------------------
LAWRENCE W. DAHL
Director, President and Chief
Operating Officer (Principal
Executive Officer)

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ MATTHEW S. EASLEY
------------------------------
MATTHEW S. EASLEY
Director

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ JOHN C. LOUNDS
------------------------------
JOHN C. LOUNDS
Director and Vice President

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned officer of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ SAMUEL H. PILCH
------------------------------
SAMUEL H. PILCH
Group Vice President &
Controller (Principal
Accounting Officer)

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned director of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ JOHN C. PINTOZZI
------------------------------
JOHN C. PINTOZZI
Director, Senior Vice
President and Chief Financial
Officer

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                 LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                 (REGISTRANT)
                                      AND
                         LINCOLN BENEFIT LIFE COMPANY
                                  (DEPOSITOR)

The undersigned officer of Lincoln Benefit Life Company constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-109688 and 333-50545 of the Lincoln Benefit Life Company Variable Annuity Account (File No. 811-7924) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 24, 2009


/s/ STEVEN C. VERNEY
------------------------------
STEVEN C. VERNEY
Treasurer (Principal
Financial Officer)